                                                                      EXHIBIT 24

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                            /s/ DAVID L. HENNIGER
                                            ------------------------------------
                                            David L. Henninger

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ CHESTER J. JACHIMIEC
                                              ----------------------------------
                                              Chester J. Jachimiec

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ DONALD L. LUKE
                                              ----------------------------------
                                              Donald L. Luke

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ LUCIAN L. MORRISON
                                              ----------------------------------
                                              Lucian L. Morrison

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ ROBERT MUNSON III
                                              ----------------------------------
                                              Robert Munson III

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ JAMES P. NORRIS
                                              ----------------------------------
                                              James P. Norris

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ FREDRIC J. SIGMUND
                                              ----------------------------------
                                              Fredric J. Sigmund

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ JOHN M. SULLIVAN
                                              ----------------------------------
                                              John M. Sullivan

                                                                      EXHIBIT 24


                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ JAMES D. WEAVER
                                              ----------------------------------
                                              James D. Weaver

                                                                      EXHIBIT 24

                         GROUP MAINTENANCE AMERICA CORP.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock, par value $.001 per share, that may be offered for sale by shareholders of the Company and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of December, 1999.


                                              /s/ WILLIAM M. WITZ
                                              ----------------------------------
                                              William M. Witz